                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                           JUNE 6, 2002 (JUNE 6, 2002)



                            PEROT SYSTEMS CORPORATION
                            -------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


   DELAWARE                   0-22495                   75-2230700
   --------                   -------                   ----------

(STATE OR OTHER           (COMMISSION FILE             (IRS EMPLOYER
 JURISDICTION OF               NUMBER)              IDENTIFICATION NO.)
 INCORPORATION)



                               2300 PLANO PARKWAY
                               PLANO, TEXAS 75075
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                 (972) 577-0000

ITEM 5.    OTHER EVENTS.

         On June 6, 2002, Perot Systems Corporation, a Delaware corporation ("PSC"), issued a press release. The press is filed herewith as Exhibit 99.1. In connection with the press release, certain documents are filed herewith as Exhibits 99.2, 99.3, 99.4, 99.5, 99.6, 99.7, 99.8, and 99.9.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Dated: June 6, 2002                  PEROT SYSTEMS CORPORATION



                                           By:      /s/ Rex Mills
                                              ----------------------------------
                                                        Rex Mills
                                                        Assistant Secretary

                                INDEX TO EXHIBITS



   Exhibit
    Number               Description
    ------               -----------

     99.1       Press Release dated June 6, 2002.

     99.2 Letter dated October 22, 1997 from California System Operator to Perot Systems Corporation

     99.3       Draft response to California Independent System Operator

     99.4 Letter dated November 24, 1997 from California System Operator to Perot Systems Corporation

     99.5 Letter dated November 26, 1997 from Perot Systems Corporation to Skadden, Arps, Slate, Meagher & Flom LLP (counsel to
                California Independent System Operator)

     99.6 Letter dated February 9, 1998 from Perot Systems Corporation to Skadden, Arps, Slate, Meagher & Flom LLP (counsel to
                California Independent System Operator)

     99.7       Presentation Materials released by California State Senator Dunn

     99.8       24 page Presentation Materials discussed with the California
                Independent System Operator

     99.9       18 page Presentation Materials discussed with the California
                Independent System Operator